EVERY SHAREHOLDER'S VOTE IS IMPORTANT!














                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!


                                   Please detach at perforation before mailing.
................................................................................

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PBHG FUNDS. THE TRUSTEES RECOMMEND VOTING FOR THE PROPOSAL. TO VOTE, FILL IN BOX COMPLETELY.


                                                 FOR       AGAINST       ABSTAIN


1.  To approve a Plan of Reorganization          O            O            O
    providing for the combination of
    PBHG Global Technology & Communications
    Fund with PBHG Technology & Communications
    Fund.

2.  IN THE DISCRETION OF SUCH PROXIES, UPON
    SUCH OTHER BUSINESS AS MAY PROPERLY COME
    BEFORE THE MEETING OR ANY ADJOURNMENTS
    THEREOF.

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!









                     PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                     TODAY!

                  Please detach at perforation before mailing.
.................................................................................

                   PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                                   PBHG FUNDS

                  PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF
                  PBHG GLOBAL TECHNOLOGY & COMMUNICATIONS FUND
                                  MARCH 6, 2003

The undersigned hereby appoints John M. Zerr and Lee T. Cummings, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of PBHG Global Technology & Communications Fund, a portfolio of PBHG Funds, to be held on March 6, 2003 at 10:00 a.m. Eastern time, and at any adjournments thereof, all of the shares of PBHG Global Technology & Communications Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF PROPOSAL 1.

                                                              NOTE: PLEASE SIGN
                                                              EXACTLY AS YOUR
                                                              NAME APPEARS ON
                                                              THIS PROXY CARD.
                                                              All joint owners
                                                              should sign. When
                                                              signing as
                                                              executor,
                                                              administrator,
                                                              attorney, trustee
                                                              or guardian or as
                                                              custodian for a
                                                              minor, please give
                                                              full title as
                                                              such. If a
                                                              corporation,
                                                              please sign in
                                                              full corporate
                                                              name and indicate
                                                              the signer's
                                                              office. If a
                                                              partner, sign in
                                                              the partnership
                                                              name.


                                           -------------------------------------
                                           Signature


                                           -------------------------------------
                                           Signature (if held  jointly)


                                           Dated _______________________________